EXHIBIT (j)
                               Powers of Attorney

                                Power of Attorney
                                 With Respect To
                          Acacia Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Charles T. Nason,
whose signature appears below, constitutes and appoints Donald R. Stading and Robert-John H. Sands, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Acacia Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Acacia Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective August 1, 2003 and remains in effect until revoked or revised.

                                 /S/ Charles T. Nason
                           ----------------------------------
                                     Charles T. Nason
                                  Chairman of the Board



                                Power of Attorney
                                 With Respect To
                          Acacia Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Edward J. Quinn, Jr.,
whose signature appears below, constitutes and appoints Donald R. Stading and Robert-John H. Sands, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Acacia Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Acacia Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective August 1, 2003 and remains in effect until revoked or revised.

                                   /S/ Edward J. Quinn, Jr.
                         --------------------------------------------
                                       Edward J. Quinn, Jr.
                                   Vice Chairman of the Board

                                Power of Attorney
                                 With Respect To
                          Acacia Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Haluk Ariturk,
whose signature appears below, constitutes and appoints Donald R. Stading and Robert-John H. Sands, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Acacia Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Acacia Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective August 1, 2003 and remains in effect until revoked or revised.

                                /S/ Haluk Ariturk
                        ---------------------------------
                                    Haluk Ariturk
                 Director, President and Chief Executive Officer



                                Power of Attorney
                                 With Respect To
                          Acacia Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Patricia A. McGuire,
whose signature appears below, constitutes and appoints Donald R. Stading and Robert-John H. Sands, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Acacia Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Acacia Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective August 1, 2003 and remains in effect until revoked or revised.

                            /S/ Patricia A. McGuire
                        ---------------------------------
                              Patricia A. McGuire
                                    Director

                                Power of Attorney
                                 With Respect To
                          Acacia Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Floretta D. McKenzie,
whose signature appears below, constitutes and appoints Donald R. Stading and Robert-John H. Sands, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Acacia Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Acacia Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective August 1, 2003 and remains in effect until revoked or revised.

                          /S/ Floretta D. McKenzie
                       ------------------------------------
                              Floretta D. McKenzie
                                    Director



                                Power of Attorney
                                 With Respect To
                          Acacia Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

D. Wayne Silby,
whose signature appears below, constitutes and appoints Donald R. Stading and Robert-John H. Sands, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Acacia Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Acacia Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective August 1, 2003 and remains in effect until revoked or revised.

                             /S/ D. Wayne Silby
                         -----------------------------
                                 D. Wayne Silby

                                    Director

                                Power of Attorney
                                 With Respect To
                          Acacia Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Robert M. Willis,
whose signature appears below, constitutes and appoints Donald R. Stading and Robert-John H. Sands, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Acacia Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Acacia Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective August 1, 2003 and remains in effect until revoked or revised.

                             /S/ Robert M. Willis
                           --------------------------
                                 Robert M. Willis
                                    Director



                                Power of Attorney
                                 With Respect To
                          Acacia Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Robert C. Barth,
whose signature appears below, constitutes and appoints Donald R. Stading and Robert-John H. Sands, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Acacia Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Acacia Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective August 1, 2003 and remains in effect until revoked or revised.

                             /S/ Robert C. Barth
                        ------------------------------
                               Robert C. Barth
         Senior Vice President, Controller, and Chief Accounting Officer

                                Power of Attorney
                                 With Respect To
                          Acacia Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Jan M. Connolly,
whose signature appears below, constitutes and appoints Donald R. Stading and Robert-John H. Sands, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Acacia Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Acacia Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective August 1, 2003 and remains in effect until revoked or revised.

                             /S/ Jan M. Connolly
                        -----------------------------
                                 Jan M. Connolly
                     Senior Vice President, Corporate Operations



                                Power of Attorney
                                 With Respect To
                          Acacia Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Arnold D. Henkel,
whose signature appears below, constitutes and appoints Donald R. Stading and Robert-John H. Sands, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Acacia Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Acacia Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective August 1, 2003 and remains in effect until revoked or revised.

                             /S/ Arnold D. Henkel
                          -----------------------------
                                 Arnold D. Henkel
                 Senior Vice President, Individual Distribution

                                Power of Attorney
                                 With Respect To
                          Acacia Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Brian J. Owens,
whose signature appears below, constitutes and appoints Donald R. Stading and Robert-John H. Sands, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Acacia Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Acacia Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective August 1, 2003 and remains in effect until revoked or revised.

                               /S/ Brian J. Owens
                                 Brian J. Owens
                   Senior Vice President, Career Distribution





                                Power of Attorney
                                 With Respect To
                          Acacia Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Barry C. Ritter,
whose signature appears below, constitutes and appoints Donald R. Stading and Robert-John H. Sands, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Acacia Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Acacia Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective August 1, 2003 and remains in effect until revoked or revised.

                           /S/ Barry C. Ritter
                        ---------------------------
                               Barry C. Ritter
               Senior Vice President and Chief Information Officer

                                Power of Attorney
                                 With Respect To
                          Acacia Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Robert-John H. Sands,
whose signature appears below, constitutes and appoints Donald R. Stading and Robert-John H. Sands, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Acacia Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Acacia Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective August 1, 2003 and remains in effect until revoked or revised.

                              /S/ Robert-John H. Sands
                            ------------------------------
                                Robert-John H. Sands
         Senior Vice President, General Counsel and Corporate Secretary



                                Power of Attorney
                                 With Respect To
                          Acacia Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Janet L. Schmidt,
whose signature appears below, constitutes and appoints Donald R. Stading and Robert-John H. Sands, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Acacia Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Acacia Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective August 1, 2003 and remains in effect until revoked or revised.

                             /S/ Janet L. Schmidt
                          ----------------------------
                               Janet L. Schmidt
                     Senior Vice President, Human Resources

                                Power of Attorney
                                 With Respect To
                          Acacia Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Richard W. Vautravers,
whose signature appears below, constitutes and appoints Donald R. Stading and Robert-John H. Sands, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Acacia Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Acacia Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective August 1, 2003 and remains in effect until revoked or revised.

                            /S/ Richard W. Vautravers
                         --------------------------------
                              Richard W. Vautravers
                   Senior Vice President and Corporate Actuary